UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-23201

                    Versus Capital Real Assets Fund LLC

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

                                     Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

5050 South Syracuse Street, Suite 1100

                Denver, CO 80237

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:         (877) 200-1878

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Explanatory Note:

The Registrant is filing an amended Form N-CSR to include the last paragraph of the Report of Independent Registered Public Accounting Firm, which was unintentionally omitted from the original filing.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

VERSUS CAPITAL

REAL ASSETS FUND LLC

Annual Report

March 31, 2022

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Real Assets Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL REAL ASSETS FUND LLC

Shareholder Letter

March 31, 2022 (Unaudited)

Dear Shareholders,

As always, we are grateful for the trust you place in us and greatly appreciate the privilege to invest on your behalf. The twelve month period ended March 31, 2022 (the “Reporting Period”) has been an unusually positive period for real estate and real asset investments. The U.S. economy experienced a historically strong rebound as we saw U.S. real gross domestic product increase at a rate of nearly 6.0% in 2021. The strong economic growth was supported by strong labor markets, consumer spending and private investments.

As of the Fund’s March 31, 2022, fiscal year end, VCRRX provided shareholders exposure to a globally diversified portfolio of infrastructure, farmland and timberland assets. Specifically, the Fund offered exposure to 825 distinct investments totaling over $138 billion in gross assets.

As of March 31, 2022, the Fund’s infrastructure sectors included social infrastructure, midstream, LNG terminals, transportation, power generation, and renewables sectors. These sectors have tended to perform well in higher inflationary environments. Generally, during the Reporting Period, contracted and regulated asset discount rates have decreased back to and, in some cases, beyond pre-pandemic levels, while increased transaction activity in GDP-linked infrastructure investments has also pushed pricing back to pre-pandemic levels.

Further, GDP-linked infrastructure investments, including port, rail, toll road, and airport investments, have benefitted due to their high barriers to entry and steady demand growth. The pandemic was a headwind to certain transportation assets, but during the Reporting Period, we have seen a steady recovery in these sectors. The recovery of oil prices throughout 2021 has been a favorable tailwind for VCRRX’s midstream investments, and our expectation for continued recovery and increased pipeline volumes remains favorable.

The Fund’s agricultural positions performed well during the Reporting Period, as strong commodity prices and renewed export demand, particularly from China, drove robust farm income. Net farm income reached $22 billion in 2021 which was a 23% increase from 2020 and the highest level since 2013. Strong crop prices and low inputs locked-in during 2020, and good yields overcame a sharp pullback in government stimulus to drive the increase in net farm income. 2021 was also a strong year for farmland appreciation, especially in the Corn Belt where values increased by more than 15% year-over-year. Tree nut prices recovered from 2020 lows with almond prices rising more than 20% in 2021. VCRRX seeks to build a diversified portfolio of row, permanent, and specialty crops which, as of March 31, 2022, is spread across eight institutional fund and direct positions and has been seeing favorable macro trends to support the strong performance in the sector.

The Fund’s timberland allocation has started to experience positive trends during the Reporting Period, after a significant period of oversupply in the U.S. South resulted in headwinds for timberland since the Global Financial Crisis (GFC). At the end of March 2022, housing starts were nearing 1.9 million units at an annualized rate which was significantly higher than recent annual averages and supportive of timber and lumber pricing. Lumber pricing has decreased from the record highs in early 2021, but has remained well above long-term averages, spurring increased investment in mill capacity in the U.S. South. Over the mid-term, we expect this new milling capacity to increase demand for timber and positively impact the supply challenges of the last decade. Prices for southern sawtimber reached a 14-year high in December and remained elevated to start 2022.

VCRRX concluded its fiscal year March 31, 2022, with strong performance, generating a 10.91% return over the trailing twelve-month period. We continue to be pleased with the development of the underlying portfolios in the Fund and believe it is well situated for generating strong risk-adjusted returns. The Fund continues to build its track record and has generated a 6.26% annualized return over the trailing three-year period and an annualized since-inception return of 5.15%. The Fund’s inception date is September 18, 2017. Compared to the S&P Real Assets Index, VCRRX trailed slightly the index’s 13.03% return over the Fund’s fiscal year, 7.71% annualized return over three-years and since fund inception annualized return of 6.14%. We are comfortable with this performance relative to the index given differing exposures and risk profiles. Overall, we believe VCRRX has delivered attractive, consistent risk-adjusted returns over the short and medium-term.

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost and current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

With a track record approaching five years and a proven ability to successfully navigate a significant downturn in the economy and financial markets, we think the case for investing in institutional private real assets continues to strengthen, especially in the high inflationary environment where these types of assets have thrived historically.

In closing, on behalf of myself and our employees, our best wishes to you and your loved ones for good health and safety. We consider it a privilege to invest on your behalf. Thank you for your continued partnership.

Sincerely,

Mark Quam

Chief Executive Officer

Versus Capital Advisors LLC

VERSUS CAPITAL REAL ASSETS FUND LLC

Fund Performance

March 31, 2022 (Unaudited)

Average Annual Total Returns(a) for the periods ended March 31, 2022

	1 Year	Since Inception (September 18, 2017)
Versus Capital Real Assets Fund LLC(b)	10.91%	5.15%
S&P Real Assets Index(c)	13.03%	6.14%(d)

Growth of $10,000 for periods ended March 31, 2022(a),(b)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on September 18, 2017 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.

(a)	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
(b)

Total return is calculated using the net asset value of the Fund on the beginning and ending date of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value. Returns are not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the repurchase of Fund shares. The Fund’s gross expense ratio as of its Prospectus dated November 23, 2021 was 1.52%.

(c)	The index is unmanaged and is not available for direct investment. Its performance does not reflect the expenses associated with the active management of a portfolio.
(d)	Represents the average annual return of the index from the Fund’s inception date.

VERSUS CAPITAL REAL ASSETS FUND LLC

Fund Performance

March 31, 2022 (Unaudited) (continued)

Definitions & Index Descriptions

S&P Real Assets Index is an unmanaged index designed to measure global property, infrastructure, commodities, and inflation-linked bonds using liquid and investable component indices that track public equities, fixed income, and futures. It is not possible to invest directly in an index.

Discount Rate is the interest rate used in discounted cash flow modeling to estimate the value of an investment based on its expected future cash flows.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real Assets entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real assets. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Real Assets Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Real Assets Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 18, 2017 (inception) to March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from September 18, 2017 (inception) to March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with custodian, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor of one or more investment companies in the Fund’s investment company group since 2011.

Chicago, Illinois

May 27, 2022

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2022

Shares		Value
Private Investment Funds(a) - 64.7%
	Diversified – 64.7%
32,131,871	AMP Capital Diversified Infrastructure Trust	$ 27,456,162
—	AMP Capital Infrastructure Debt Fund III(b)(c)	17,909,532
37,733	Blackstone Infrastructure Partners LP	58,699,999
208,277	BTG Pactual Open Ended Core US Timberland Fund LP(d)(e)	283,080,138
—	Ceres Farmland Holdings LP(b)(f)	173,886,951
39,908,253	Global Diversified Infrastructure Fund	67,550,696
49,116	Hancock Timberland and Farmland Fund LP	53,821,749
165,581	Harrison Street Social Infrastructure Fund LP(b)	206,824,869
92,113	IFC Core Farmland Fund LP(d)(g)	107,343,842
—	IFM Global Infrastructure Fund (Offshore) LP(h)	62,485,000
—	IFM US Infrastructure Debt Fund, LP(i)	14,238,167
59,073,977	IIF Hedged LP.	54,732,040
105,662	Jamestown Timberland Fund(d)(g)	132,944,295
5,458	Macquarie Global Infrastructure Fund SCSp	5,478,890
59,049	National Data Center Fund(b)	65,532,901
52,035	Nuveen - Global Farmland Fund(b)	51,825,265
—	RMS Evergreen US Forestland Fund LP(b)(j)	82,368,000
20,174	UBS AgriVest Farmland Fund, Inc	43,527,018
73,923	US Core Farmland Fund LP(d)(g)	107,567,057
—	Versus Capital Real Assets Sub-REIT LLC(d)(k)(l)	52,985,255
—	Versus Capital Real Assets Sub-REIT ll LLC(d)(k)(l)	61,154,450

	Total Private Investment Funds	1,731,412,276

	(Cost $1,496,708,154)

Common Stocks - 25.9%
	Agricultural Biotech – 0.3%
128,290	Corteva, Inc	7,374,109

	Agricultural Chemicals – 0.7%
80,363	CF Industries Holdings, Inc	8,282,211
109,332	Nutrien, Ltd	11,369,435

		19,651,646

	Agricultural Operations – 0.7%
106,214	Archer-Daniels-Midland Co	9,586,876
81,592	Bunge, Ltd	9,041,209

		18,628,085

	Airport Development/Maintenance –1.0%
70,098	Aena SME SA, 144A(m)	11,685,360
36,343	Fraport AG Frankfurt Airport Services Worldwide(m)	2,014,617
665,825	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	10,733,206
895,098	Hainan Meilan International Airport Co., Ltd., Class H Shares(m)	2,039,823

		26,473,006

	Building & Construction Production-Miscellaneous – 0.0%
6,246	Louisiana-Pacific Corp.	388,002

	Building & Construction- Miscellaneous – 0.3%
300,126	Ferrovial SA	7,981,810

	Building Production-Wood – 0.1%
20,979	Interfor Corp.	583,482
32,421	Stella-Jones, Inc.	974,329

		1,557,811

	Building-Heavy Construction – 0.7%
296,500	Cellnex Telecom SA, 144A	14,268,887
29,632,008	China Tower Corp., Ltd., Class H Shares, 144A	3,317,077

		17,585,964

Shares		Value
	Chemicals-Diversified – 0.4%
22,405	Croda International, PLC	$ 2,304,841
54,644	FMC Corp.	7,189,511

		9,494,352

	Chemicals-Plastics – 0.2%
1,821,800	Orbia Advance Corp. SAB de CV	4,818,748

	Chemicals-Specialty – 0.4%
9,446	Balchem Corp.	1,291,268
38,557	Koninklijke DSM NV	6,897,607
43,291	Novozymes A/S, Class B Shares	2,968,213

		11,157,088

	Containers-Paper/Plastic – 0.8%
372,926	Graphic Packaging Holding Co.	7,473,437
1,051,400	Klabin SA	5,359,632
44,573	Metsa Board Oyj, Class B Shares	451,282
18,569	Packaging Corp. of America	2,898,807
8,773	Sonoco Products Co.	548,839
86,648	Westrock Co.	4,075,055

		20,807,052

	Diagnostic Equipment – 0.1%
49,006	Neogen Corp.(m)	1,511,345

	Electric-Distribution – 1.5%
1,128,650	National Grid PLC	17,345,339
129,400	Sempra Energy	21,754,728

		39,100,067

	Electric-Generation – 0.7%
36,727	Albioma SA	1,781,798
291,500	Drax Group PLC	2,997,682
419,800	Engie SA	5,519,111
381,463	SSE, PLC	8,716,065

		19,014,656

	Electric-Integrated – 5.8%

73,948	Ameren Corp.	6,933,365
442,000	CenterPoint Energy, Inc.	13,542,880
61,283	CMS Energy Corp.	4,286,133
314,200	Dominion Energy, Inc.	26,697,574
143,563	Entergy Corp.	16,760,980
452,648	FirstEnergy Corp.	20,758,437
1,389,500	Hera SpA	5,119,131
390,776	NextEra Energy, Inc.	33,102,635
894,099	PG&E Corp.(m)	10,675,542
220,300	Xcel Energy, Inc.	15,899,051

		153,775,728

	Electronic Measurement Instruments – 0.2%
81,451	Trimble, Inc.(m)	5,875,875

	Fisheries – 0.4%
244,918	Mowi ASA	6,597,092
49,872	Salmar ASA	3,942,340

		10,539,432

	Food-Meat Products – 0.1%
152,510	Maple Leaf Foods, Inc.	3,659,801

	Food-Miscellaneous/Diversified – 0.1%
34,408	Kerry Group, PLC, Class A Shares	3,848,255

	Forestry – 0.1%
15,277	Canfor Corp.(m)	314,791

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2022 (continued)

Shares		Value
	Forestry - (continued)
23,876	Holmen AB, Class B Shares	$ 1,332,723
19,182	West Fraser Timber Co., Ltd.	1,578,259

		3,225,773

	Gas-Distribution – 1.5%
105,300	Atmos Energy Corp.	12,582,297
1,120,133	China Resources Gas Group, Ltd.	4,714,501
257,803	ENN Energy Holdings, Ltd.	3,850,528
448,836	NiSource, Inc.	14,272,985
245,226	Tokyo Gas Co., Ltd.	4,489,403

		39,909,714

	Machinery-Farm – 1.0%
54,597	AGCO Corp.	7,972,800
332,222	CNH Industrial NV.	5,232,757
18,067	Deere & Co.	7,506,116
180,400	Kubota Corp.	3,381,465
17,840	Lindsay Corp.	2,801,058

		26,894,196

	Medical-Drugs – 0.2%
27,298	Zoetis, Inc.	5,148,130

	Office Supplies & Forms – 0.0%
6,100	Avery Dennison Corp.	1,061,217

	Paper & Related Products – 0.8%
63,797	Cascades, Inc.	654,224
29,619	Mercer International, Inc.	413,185
24,341	Mondi PLC	483,664
6,940	Neenah, Inc.	275,240
41,600	Nippon Paper Industries Co., Ltd.	353,831
355,800	Oji Holdings Corp.	1,765,189
92,891	Smurfit Kappa Group PLC	4,125,975
274,156	Stora Enso Oyj, Class R Shares	5,378,240
139,300	Suzano SA	1,616,518
87,169	Svenska Cellulosa AB SCA, Class B Shares	1,692,620
174,585	UPM-Kymmene Oyj	5,701,078

		22,459,764

	Pastoral & Agricultural – 0.3%
115,998	Darling Ingredients, Inc.(m)	9,323,919

	Pipelines – 2.5%
103,313	Cheniere Energy, Inc.	14,324,348
560,100	Enbridge, Inc.	25,783,910
594,891	Equitrans Midstream Corp.	5,020,880
658,300	Plains GP Holdings LP, Class A Shares	7,603,365
179,283	Targa Resources Corp.	13,530,488

		66,262,991

	Public Thoroughfares – 1.7%
823,484	Atlantia SpA(m)	17,122,342
2,844,358	CCR SA	8,202,610
2,061,329	Transurban Group	20,827,574

		46,152,526

	Transport-Rail – 2.7%
217,200	Canadian Pacific Railway, Ltd.	17,926,406
479,600	CSX Corp	17,961,020
185,200	East Japan Railway Co.	10,718,918
417,300	Getlink SE	7,515,431
693,172	MTR Corp., Ltd	3,732,916
2,388,596	Rumo SA(m)	9,321,497
106,734	West Japan Railway Co	4,422,612

		71,598,800

Shares		Value
	Water – 0.6%
18,338,958	Aguas Andinas SA, Class A Shares	$ 3,915,559
3,836,000	Guangdong Investment, Ltd	5,226,325
231,176	Veolia Environnement SA	7,412,308

		16,554,192

	Total Common Stocks	691,834,054

	(Cost $603,481,452)
Real Estate Investment Trust - 1.6%
	REITS-Diversified – 1.6%
120,200	Crown Castle International Corp., REIT	22,188,920
66,551	PotlatchDeltic Corp., REIT	3,509,234
101,054	Rayonier, Inc., REIT	4,155,340
29,100	SBA Communications Corp., REIT.	10,013,310
122,593	Weyerhaeuser Co., REIT	4,646,275

		44,513,079

	Total Real Estate Investment Trust	44,513,079

	(Cost $41,762,529)
Par
Corporate Debt - 3.1%
	Cable/Satellite TV – 0.3%
	Cable One, Inc., 144A,
$ 855,000	4.00%, 11/15/2030	789,687
	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A,
1,735,000	4.75%, 3/1/2030	1,669,061
	CSC Holdings, LLC,
730,000	4.63%, 12/1/2030, 144A	611,499
773,000	4.50%, 11/15/2031, 144A	693,918
	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc., 144A,
480,000	5.88%, 8/15/2027	472,836
	DISH DBS Corp.,
126,000	5.25%, 12/1/2026, 144A	120,251
380,000	5.13%, 6/1/2029	324,102
	GCI, LLC, 144A,
440,000	4.75%, 10/15/2028	430,391
	Telenet Finance Luxembourg Notes Sarl, 144A,
200,000	5.50%, 3/1/2028	195,000
	UPC Broadband Finco BV, 144A,
235,000	4.88%, 7/15/2031	220,966
	Virgin Media Secured Finance, PLC, 144A,
925,000	4.50%, 8/15/2030	863,756
	VZ Secured Financing BV, 144A,
130,000	5.00%, 1/15/2032	121,748
	Ziggo Bond Co. BV, 144A,
235,000	5.13%, 2/28/2030	219,129

		6,732,344

	Cellular Telecom – 0.1%
	Altice France SA, 144A,
600,000	5.50%, 1/15/2028	557,238
	T-Mobile USA, Inc.,
427,000	3.50%, 4/15/2031	402,464
925,000	3.40%, 10/15/2052, 144A	790,015
	Vodafone Group, PLC,
680,000	7.00%, 4/4/2079	752,553

		2,502,270

	Electric-Distribution – 0.0%
	Sempra Energy,
580,000	4.88%, 10/15/2028	584,350

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2022 (continued)

Par		Value
	Electric-Generation – 0.1%
	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144A,
$ 900,000	4.50%, 8/15/2028	$ 886,464

	Electric-Integrated – 0.4%
	AES Corp.,
855,000	2.45%, 1/15/2031	765,987
	American Electric Power Co., Inc.,
650,000	4.30%, 12/1/2028	672,996
625,000	3.25%, 3/1/2050	542,732
	CMS EnergyCorp.,
905,000	4.75%, 6/1/2050	898,212
	Emera US Finance LP,
375,000	3.55%, 6/15/2026	375,103
	Emera, Inc.,
755,000	6.75%, 6/15/2076	797,469
	Entergy Corp.,
1,080,000	2.80%, 6/15/2030	1,013,810
	FirstEnergy Corp.,
615,000	3.40%, 3/1/2050	519,263
	NextEra Energy Capital Holdings, Inc.,
1,155,000	3L + 2.13%, 2.95%, 6/15/2067(n)	995,275
235,000	3.80%, 3/15/2082	217,203
	Pacific Gas and Electric Co.,
955,000	4.95%, 7/1/2050	903,259
	PPL Capital Funding, Inc.,
980,000	3L + 2.67%, 3.66%, 3/30/2067(n)	862,400
	Southern California Edison Co.,
680,000	2.25%, 6/1/2030	615,530
	Southern Co.,
460,000	3.70%, 4/30/2030	461,953
	WEC Energy Group, Inc.,
1,055,000	3L + 2.11%, 2.62%, 5/15/2067(n)	897,278

		10,538,470

	Energy-Alternate Sources – 0.0%
	Atlantica Sustainable Infrastructure PLC, 144A,
540,000	4.13%, 6/15/2028	521,467

	Gas-Distribution – 0.0%
	NiSource, Inc.,
755,000	2.95%, 9/1/2029	720,453

	Independent Power Producer – 0.1%
	Calpine Corp., 144A,
1,030,000	5.13%, 3/15/2028	983,048
	Clearway Energy Operating, LLC, 144A,
1,148,000	3.75%, 2/15/2031	1,075,986
	NRG Energy, Inc., 144A,
980,000	2.45%, 12/2/2027	905,617

		2,964,651

	Internet Connective Services – 0.0%
	Cogent Communications Group, Inc., 144A,
670,000	3.50%, 5/1/2026	637,415

	Internet Telephony – 0.0%
	Cablevision Lightpath, LLC, 144A,
925,000	3.88%, 9/15/2027	866,744

	Machinery-Construction & Mining – 0.0%
	Terex Corp., 144A,
340,000	5.00%, 5/15/2029	326,514

	Machinery-Pumps – 0.0%
	Mueller Water Products, Inc., 144A,
680,000	4.00%, 6/15/2029	644,997

Par		Value
	Non-hazardous Waste Disposal – 0.0%
	GFL Environmental, Inc., 144A,
$395,000	3.50%, 9/1/2028	$ 371,379

	Oil Refining & Marketing – 0.1%
	Parkland Corp., 144A,
751,000	4.50%, 10/1/2029	697,228
	Sunoco LP / Sunoco Finance Corp.,
243,000	4.50%, 5/15/2029	229,562

		926,790

	Pipelines – 1.6%
	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A,
730,000	5.38%, 6/15/2029	730,533
	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144A,
210,000	6.63%, 7/15/2026	213,564
	Buckeye Partners LP,
775,000	4.13%, 12/1/2027	741,648
	Cheniere Energy, Inc.,
780,000	4.63%, 10/15/2028	783,608
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A,
310,000	5.63%, 5/1/2027	307,805
	DCP Midstream Operating LP,
330,000	5.85%, 5/21/2043, 144A	307,723
245,000	5.60%, 4/1/2044	257,956
	DT Midstream, Inc., 144A,
780,000	4.13%, 6/15/2029	749,026
	Energy Transfer LP,
295,000	6.75%, 5/15/2025	287,994
285,000	7.13%, 5/15/2030	278,588
530,000	3L + 3.02%, 4.30%, 11/1/2066(n)	441,490
	EnLink Midstream, LLC,
660,000	5.38%, 6/1/2029	659,485
	Enterprise Products Operating, LLC,
275,000	2.80%, 1/31/2030	264,687
325,000	3L + 2.99%, 4.88%, 8/16/2077(n)	290,816
325,000	3L + 3.03%, 5.25%, 8/16/2077(n)	305,836
	EPIC Y-Grade Services LP,
9,999,000	3L + 6.00%, 7.00%, 6/30/2027(n)(o)	8,457,504
	EQM Midstream Partners LP, 144A,
985,000	4.50%, 1/15/2029	922,989
	Genesis Energy LP / Genesis Energy Finance Corp.,
400,000	6.50%, 10/1/2025	395,154
140,000	8.00%, 1/15/2027	144,175
	Global Partners LP / GLP Finance Corp.,
605,000	7.00%, 8/1/2027	605,657
	Holly Energy Partners LP / Holly Energy Finance Corp., 144A,
1,063,000	5.00%, 2/1/2028	1,010,509
	Kinder Morgan, Inc.,
405,000	4.30%, 3/1/2028	420,480
155,000	2.00%, 2/15/2031	135,726
	MPLX LP,
740,000	3L + 4.65%, 6.88%, 2/15/2023(n)	728,900
	NuStar Logistics LP,
795,000	5.75%, 10/1/2025	811,325
	ONEOK, Inc.,
555,000	3.10%, 3/15/2030	521,010

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2022 (continued)

Par		Value
	Pipelines - (continued)
	Paradigm Midstream, LLC,
$ 8,252,165	L + 5.25%, 6.02%, 9/5/2024(n)(o)	$ 7,997,751
	Plains All American Pipeline LP,
165,000	3L + 4.11%, 6.13%, 11/15/2022(n)	141,570
	Sempra Infrastructure Partners LP, 144A,
120,000	3.25%, 1/15/2032	111,004
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A,
742,000	6.00%, 12/31/2030	721,131
	Targa Resources Corp.,
275,000	4.20%, 2/1/2033	277,893
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
440,000	4.88%, 2/1/2031	444,998
	TransCanada PipeLines, Ltd.,
980,000	2.72%, 5/15/2067	812,440
	Western Midstream Operating LP,
775,000	4.75%, 8/15/2028	801,323
	Woodford Express, LLC,
10,142,034	3L + 5.00%, 6.00%, 1/26/2025(n)(o)	10,038,078

		42,120,376

	REITS-Diversified – 0.1%
	American Tower Corp., REIT,
950,000	3.10%, 6/15/2050	770,229
	Crown Castle International Corp., REIT,
925,000	3.25%, 1/15/2051	777,420
	Digital Realty Trust LP,
375,000	3.70%, 8/15/2027, REIT	377,945
250,000	3.60%, 7/1/2029, REIT	249,150
	Equinix, Inc., REIT,
530,000	3.20%, 11/18/2029	507,865
	SBA Communications Corp., REIT,
435,000	3.88%, 2/15/2027	424,869

		3,107,478

	Rental Auto/Equipment – 0.0%
	Ashtead Capital, Inc., 144A,
600,000	4.25%, 11/1/2029	597,861

	Retail-Propane Distribution – 0.0%
	Ferrellgas LP / Ferrellgas Finance Corp., 144A,
175,000	5.38%, 4/1/2026	165,529
	Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A,
727,000	5.00%, 6/1/2031	682,544

		848,073

	Telecom Services – 0.1%
	Frontier Communications Holdings, LLC, 144A,
1,025,000	5.00%, 5/1/2028.	985,256
	Windstream Escrow, LLC / Windstream Escrow Finance Corp., 144A,
700,000	7.75%, 8/15/2028	713,772

		1,699,028

	Telephone-Integrated – 0.2%
	AT&T, Inc.,
625,000	3.80%, 2/15/2027	639,844
	Consolidated Communications, Inc., 144A,
830,000	6.50%, 10/1/2028	766,837
	Level 3 Financing, Inc., 144A,
1,435,000	4.63%, 9/15/2027	1,353,442

Par		Value
	Telephone-Integrated - (continued)
	Verizon Communications, Inc.,
$ 625,000	2.65%, 11/20/2040	$533,272
	Zayo Group Holdings, Inc., 144A,
605,000	4.00%, 3/1/2027	557,822

		3,851,217

	Television – 0.0%
	Videotron, Ltd., 144A,
580,000	3.63%, 6/15/2029	538,994

	Total Corporate Debt	81,987,335

	(Cost $87,397,064)
Shares
Short-Term Investment - 4.5%
	Morgan Stanley Institutional Liquidity Funds - Treasury
118,722,624	Securities Portfolio, Institutional Share Class, 0.18%	118,722,624

	(Cost $118,722,624)
	Total Investments - 99.8%	2,668,469,368

	(Cost $2,348,071,823)
	Other Assets - 0.2%	6,245,980

	Net Assets - 100.0%	$2,674,715,348

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 9.9% of this fund.
(d)	Affiliated issuer.
(e)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 17.9% of this fund.
(g)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(h)	Partnership is not designated in units. The Fund owns approximately 0.2% of this Fund.
(i)	Partnership is not designated in units. The Fund owns approximately 3.9% of this Fund.
(j)	Partnership is not designated in units. The Fund owns approximately 11.6% of this Fund.
(k)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(l)	Security value was determined by using significant unobservable inputs.
(m)	Non-income producing security.
(n)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(o)	The variable rate is subject to a contractual interest rate floor.

Portfolio Abbreviations:

144A - Rule 144A Security

3L - 3 Month London Inter-bank Offered Rate

L - 30 Day London Inter-bank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2022 (continued)

Industry	% of Net Assets

Diversified	64.7%
Electric-Integrated	6.2%
Short-Term Investment	4.5%
Pipelines	4.1%
Transport-Rail	2.7%
REITS-Diversified	1.7%
Public Thoroughfares	1.7%
Gas-Distribution	1.5%
Electric-Distribution	1.5%
Machinery-Farm	1.0%
All Other Industries	10.2%
Other Assets net of Liabilities	0.2%
Total	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Assets and Liabilities

March 31, 2022

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$1,715,750,975
Non-affiliated investment net unrealized appreciation	207,643,356

Total non-affiliated investment in securities, at fair value	1,923,394,331

Affiliated investment in securities at cost	632,320,848
Affiliated net unrealized appreciation	112,754,189

Total affiliated investment in securities, at fair value	745,075,037

Cash	548,743
Foreign Currency (Cost $20,454)	20,436
Receivables for:
Fund shares sold	8,611,486
Dividends and interest	3,823,028
Reclaims	255,296
Investments sold	6,088,674

Total receivables	18,778,484
Prepaid expenses	140,933

Total Assets	2,687,957,964

LIABILITIES:
Payables for:
Adviser fees, net	7,050,219
Investments purchased	5,771,933
Professional fees	143,462
Administrative fees	127,852
Transfer agent fees	31,618
Custodian fees	23,644
Accrued expenses and other liabilities	93,888

Total Liabilities(a)	13,242,616

NET ASSETS	$2,674,715,348

NET ASSETS consist of:
Paid-in capital	$2,323,085,109
Total distributable earnings	351,630,239

TOTAL NET ASSETS	$2,674,715,348

Net Assets	$2,674,715,348
Shares of beneficial interest outstanding (unlimited authorization)	96,496,153

Net asset value price per share (Net Assets/Shares Outstanding)	$27.72

(a)	See Note 10. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Operations

For the Year Ended March 31, 2022

Investment Income:
Dividends from non-affiliated investments	$33,436,383
Dividends from affiliated investments	9,706,161
Interest income	4,183,403
Less: foreign taxes withheld	(885,703)

Total Investment Income	46,440,244

Expenses:
Adviser fees (Note 4)	25,386,940
Administration fees	771,456
Interest and Line of Credit fees	601,340
Professional fees	356,639
Shareholder reporting fees	337,330
Custodian fees	298,603
Directors’ fees (Note 4)	249,315
Transfer agent fees	197,332
Registration fees	29,385
Other expenses	184,201

Total Expenses	28,412,541

Fee waivers or reimbursed by Adviser (Note 4)	(10,843)

Net Expenses	28,401,698

Net Investment Income	18,038,546

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on non-affiliated investments	20,711,410
Net realized loss on affiliated investments	(691,565)
Net realized gain on forward foreign currency transactions	7,904
Net realized loss on foreign currency transactions	(123,760)
Net change in unrealized appreciation on non-affiliated investments and foreign currency	138,023,980
Net change in unrealized appreciation on affiliated investments	61,227,329
Net change in unrealized appreciation/depreciation on forward foreign currency transactions	(8,017)

Net Realized and Unrealized Gain on Investments	219,147,281

Net Increase in Net Assets Resulting from Operations	$237,185,827

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase in Net Assets:
From Operations:
Net investment income	$18,038,546	$15,067,307
Net realized gain on investments and foreign currency transactions	19,903,989	6,078,508
Net change in unrealized appreciation on investments and foreign currency	199,243,292	135,994,130

Net Increase in Net Assets Resulting From Operations	237,185,827	157,139,945

Distributions to Shareholders from:
Net investment income and net realized gains	(36,711,841)	(8,752,978)
Return of capital	(26,320,941)	(41,932,826)

Total Distributions	(63,032,782)	(50,685,804)

Capital Share Transactions:
Shares issued	793,598,125	464,917,118
Reinvested dividends	11,856,099	10,241,262
Shares redeemed	(181,448,005)	(319,079,947)

Net Increase in Net Assets
Resulting From Capital Share Transactions	624,006,219	156,078,433

Total Increase in Net Assets	798,159,264	262,532,574

Net Assets:
Beginning of Year	$1,876,556,084	$1,614,023,510

End of Year	$2,674,715,348	$1,876,556,084

Share Transactions:
Shares sold	29,915,367	18,529,824
Shares issued in reinvestment of dividends	448,273	415,198
Shares redeemed	(6,879,908)	(12,906,447)

Net Increase in Shares of Beneficial Interest Outstanding	23,483,732	6,038,575

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2022

Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	$237,185,827
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(961,831,786)
Proceeds from disposition of investment securities	361,455,834
Net sales of short-term investment securities	15,654,843
Net change in unrealized appreciation on investments and foreign currency	(199,243,292)
Net realized gain from investments sold and foreign currency transactions	(19,903,989)
Net amortization/(accretion) of premium/(discount)	251,857
Decrease in dividends and interest receivable	1,736,610
Increase in reclaims receivable	(29,424)
Increase in prepaid expenses	(91,364)
Increase in Adviser fees payable, net	2,266,330
Increase in administrative fees payable	37,738
Decrease in income tax payable	(200,000)
Decrease in professional fees payable	(160,170)
Decrease in custodian fees payable	(32,011)
Increase in transfer agent fees payable	22,678
Decrease in accrued expenses and other liabilities	(74,818)

Net Cash Used in Operating Activities	(562,955,137)

Cash Flows From Financing Activities:
Proceeds from shares issued	791,876,089
Payments of shares redeemed	(181,448,005)
Dividends paid (net of reinvestment of dividends)	(51,176,683)

Net Cash Provided by Financing Activities	559,251,401

Effect of exchange rate changes on foreign currency	(164,002)

Net Decrease in Cash	(3,867,738)

Cash and Foreign Currency:
Beginning of period	4,436,917

End of period	$569,179

Supplemental Disclosure of Cash Flow Information:
Reinvestment of dividends	11,856,099

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Financial Highlights

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Period from September 18, 2017 (inception) to March 31, 2018
Net Asset Value, Beginning of Year	$25.70	$24.10	$25.24	$25.18	$25.00
Income from Investment Operations:
Net investment income(a)	0.22	0.23	0.50	0.58	0.17
Net realized and unrealized gain (loss)	2.55	2.12	(0.75)	0.26	0.11

Total from investment operations	2.77	2.35	(0.25)	0.84	0.28

Less Distributions to Shareholders from:
Distribution from net investment income and net realized gains	(0.44)	(0.13)	—	(0.28)	(0.02)
Return of Capital	(0.31)	(0.62)	(0.89)	(0.50)	(0.08)

Total Distributions	(0.75)	(0.75)	(0.89)	(0.78)	(0.10)

Net Asset Value, End of Year	$27.72	$25.70	$24.10	$25.24	$25.18

Total Return Based On Net Asset Value	10.91%	9.35%	(1.08)%	3.64%	1.12	%(b)
Ratios and Supplemental Data
Net assets, end of year (000’s)	$2,674,715	$1,876,556	$1,614,024	$1,324,192	$802,734
Ratios of gross expenses to average net assets	1.29%	1.34%	1.30%	1.33%	1.36	%(c)
Ratios of net expenses to average net assets	1.29%	1.33%	1.30%	1.33%	1.36	%(c)
Ratios of net investment income to average net assets	0.82%	0.91%	1.99%	2.18%	1.26	%(c)
Portfolio turnover rate	16.90%	27.95%	34.42%	18.04%	18.09	%(b)

(a)	Per Share amounts are calculated based on average outstanding shares.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022

NOTE 1. ORGANIZATION

Versus Capital Real Assets Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets. “Real Returns” are defined as total returns adjusted for the effects of inflation. The Fund attempts to achieve this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”). The Fund may also invest in wholly-owned and controlled subsidiaries (the “Subsidiaries”) that will make direct investments into timberland and agriculture/farmland assets. The Fund will maintain voting control of the Subsidiaries. The Subsidiaries will be real estate investment trusts (“Sub-REITs”) and the Fund shall report its investment in the Sub-REITs in accordance with generally accepted accounting principles. Accordingly, the Fund’s investment in the Sub-REITs shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy.For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REITs will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Subsidiaries level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiaries. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Versus Capital Advisors LLC (the ‘‘Adviser’’).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2022, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

such reclassification. As of March 31, 2022, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $49,271,000, to decrease accumulated net realized gain by approximately $15,711,000, and to decrease paid-in-capital by approximately $33,560,000.

For the year ended March 31, 2022, tax character of the distribution paid by the Fund was approximately $14,355,000 of ordinary income dividends, approximately $22,357,000 of long term capital gains, and approximately $26,321,000 of return of capital. For the year ended March 31, 2021, the tax character of the distribution paid by the Fund was approximately $8,753,000 of ordinary income dividends and approximately $41,933,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2022, the Fund had no capital loss carryovers available to offset future capital gains. For the year ended March 31, 2022, the Fund utilized approximately $517,000 in capital loss carryovers.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2022, the Fund elected to defer approximately $2,616,000 in qualified late year losses.

As of March 31, 2022, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $394,465,000, $(40,219,000) and $354,246,000, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2022, was approximately $2,314,216,000.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITIES VALUATION

Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCREIF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•

Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.

The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Fund’s valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The March 31, 2022 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2022 NAV calculation.

Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in the Sub-REITs at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. At March 31, 2022, Versus Capital Real Assets Sub-REIT LLC owns an alfalfa property in Bent County, Colorado fair valued at approximately $18.9 million and almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $33.4 million, net of property level debt. At March 31, 2022, Versus Capital Real Assets Sub-REIT II owns a citrus property in Collier County, Florida fair valued at approximately $37.8 million and a hazelnut property in Benton County, Oregon fair valued at approximately $21.8 million.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – unadjusted quoted prices in active markets for identical securities

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2022 is as follows:

	Total Market Value at 03/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Private Investment Funds (Sub-REIT)*	$114,139,705	$—	$—	$114,139,705
Common Stocks*	691,834,054	466,405,579	225,428,475	—
Corporate Bonds*	81,987,335	—	81,987,335	—
Real Estate Investment Trust*	44,513,079	44,513,079	—	—
Short-Term Investment*	118,722,624	118,722,624	—	—

Subtotal	$1,051,196,797	$629,641,282	$307,415,810	$114,139,705

Private Investment Funds (held at NAV)*	1,617,272,571

Total	$2,668,469,368

* See Portfolio of Investments for industry breakout.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Total at 03/31/2022	Corporate Debt	Private Investment Fund (Sub-REIT)	Private Debt

Balance as of 03/31/2021	$155,483,222	$3,509,956	$101,278,266	$50,695,000
Transfers into Level 3	—	—	—	—
Net purchases (sales)	(45,025,324)	(3,525,324)	8,500,000	(50,000,000)
Accretion and Amortization	204,014	—	—	(47,395)
Realized Gain/(Loss)	(882,796)	16,218	—	(899,014)
Change in unrealized gain/loss	4,360,589	(850)	4,361,439	251,409

Balance as of 03/31/2022	$114,139,705	$—	$114,139,705	$—

For the year ended March 31, 2022, the total change in unrealized gain/loss on Level 3 securities still held at the end of the year was $4,361,439.

In the event that fair value is based upon a single sourced broker quote, including single sourced quotes provided by a pricing service, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote could have material changes in the fair value of the security. Wholly-owned and controlled subsidiary private investment funds (“Sub-REITs”) are categorized as Level 3 of the fair value hierarchy and their fair values are largely based upon the externally appraised values of the underlying properties that they hold. Such appraisals are generally based on identified comparable sales as well as discounted cash flow analyses that rely on contractual lease factors, estimates of crop yields and appropriate discount rates. Significant changes in such estimates could have material changes to the appraised values of the underlying properties and the resulting fair values of the Sub-REITs. The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at March 31, 2022:

Category	Total Fair Value at 03/31/2022	Valuation Technique	Unobservable Inputs	Input Range

Private Investment Funds (Sub-REIT II)	$ 61,154,450	Appraised Value	Discount Rate	7.0% - 9.5%
			Price Per Net Acre	$24,000
Private Investment Funds (Sub-REIT)	52,985,255	Appraised Value	Discount Rate	7.0% - 8.0%
			Price Per Net Acre	$2,575

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

Category	Total Fair Value at 03/31/2022	Valuation Technique	Unobservable Inputs	Input Range
Balance as of 03/31/2022	$114,139,705

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.15% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of approximately $25,387,000 for the year ended March 31, 2022.

The Adviser also voluntarily agreed to reimburse $10,843 of fund expenses during the period related to work required with respect to the fund’s tax return filings. This reimbursement is not subject to future recoupment.

The Adviser has retained the services of the following sub-advisers for the Fund: Brookfield Public Securities Group LLC and Lazard Asset Management LLC. The sub-advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international public and private securities, such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing). The Adviser incurred fees to the Investment Managers of approximately $3,026,000 for the year ended March 31, 2022. Fees paid to sub-advisers are based on the average net assets that they manage at an annual rate up to 0.60% and are paid by the Adviser from its Investment Management Fee.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.

Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.

Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices,

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unableto make principal and interest payments on its outstanding debt obligations when due.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve has recently begun raising interest rates in light of recent inflationary pressures and interest rates may increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. FORWARD CONTRACTS

The Fund may use forward contracts for hedging exposure to foreign currencies. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial.

As of March 31, 2022, the Fund does not hold any forward foreign exchange contracts.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2022, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securities were approximately $952,477,000 and $361,010,000, respectively.

NOTE 8. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

Results of the Fund’s Repurchase Offers during the year ended March 31, 2022 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares

May 21, 2021	5%	3,583,753	2,618,986	100%	$68,041,262
August 20, 2021	5	4,119,375	1,494,255	100%	39,179,356
November 19, 2021	5	4,343,351	889,901	100%	23,573,484
February 25, 2022	5	4,703,927	1,876,766	100%	50,653,903

NOTE 9. LINE OF CREDIT

Effective May 3, 2021, the Fund renewed its line of credit (“LOC”) with Zions Bancorporation, N.A. dba Vectra Bank Colorado (“Vectra”) increasing its borrowing capacity from $70 million to $90 million. Borrowings, if any, under the Vectra arrangement bear interest at the one month LIBOR Rate plus 1.5% at the time of borrowing with a minimum interest rate of 2.50%. The Fund did not incur interest expense during the year ended March 31, 2022. In addition, the Fund incurs a Non-Utilization Fee equal to 0.375% on the portion of the LOC not being used and certain other organization and structuring fees (the “Other LOC Fees”). The Fund incurred Other LOC Fees equal to approximately $601,000 during the year ended March 31, 2022. As collateral for the lines of credit, the Fund would grant Vectra a first position security interest in and lien on securities held by the Fund in a collateral account.The Fund’s outstanding borrowings from the LOC were $0 at March 31, 2022, and the Fund complied with all covenants of the LOC during the year ended March 31, 2022.

Effective April 13, 2022, the Fund renewed its LOC with an increased borrowing limit of $165 million. Borrowings, if any, under the April 13, 2022 renewal bear interest at the one-month Secured Overnight Financing Rate (SOFR), plus 1.60% at the time of borrowing.

NOTE 10. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deemsit in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

As of March 31, 2022, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	%of Net Assets	Redemption Notice(e)
AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	$25,005	$27,456	$—	1.0%	(f)
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	18,304	17,910	—	0.7%	(g)
Blackstone Infrastructure Partners LP	3/31/2019	37,733	45,541	58,700	971	2.2%	(h)
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	208,277	235,000	283,080	25,000	10.6%	(i)
Ceres Farmland Holdings LP	11/6/2017	—	135,000	173,887	—	6.5%	(j)
Global Diversified Infrastructure Fund	9/18/2017	39,908,253	65,829	67,551	—	2.5%	(k)
Hancock Timberland and Farmland Fund LP	9/18/2017	49,116	49,823	53,822	35,000	2.0%	(l)
Harrison Street Social Infrastructure Fund LP	7/2/2018	165,581	173,027	206,825	51,972	7.7%	(m)
IFC Core Farmland Fund LP(n)	10/25/2019	92,113	95,777	107,344	128,244	4.0%	(o)
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	49,562	62,485	15,000	2.3%	(p)
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	15,016	14,238	—	0.5%	(q)
IIF Hedged LP	9/18/2017	59,073,977	50,489	54,732	25,000	2.1%	(r)
Jamestown Timberland Fund(n)	7/2/2018	105,662	115,022	132,944	20,000	5.0%	(s)
Macquarie Global Infrastructure Fund SCSp	3/15/2022	5,458	5,572	5,479	44,542	0.2%	(t)
National Data Center Fund	4/1/2021	59,049	60,000	65,533	47,067	2.5%	(u)
Nuveen - Global Farmland Fund	7/28/2020	52,035	51,424	51,825	23,576	1.9%	(v)
RMS Evergreen US Forestland Fund LP	9/18/2017	—	79,626	82,368	—	3.1%	(w)
UBS AgriVest Farmland Fund, Inc.	7/1/2019	20,174	40,169	43,527	—	1.6%	(x)
US Core Farmland Fund LP(n)	9/18/2017	73,923	84,520	107,567	5,480	4.0%	(y)
Versus Capital Real Assets Sub-REIT LLC	7/25/2019	—	45,852	52,985	—	2.0%	(z)
Versus Capital Real Assets Sub-REIT ll LLC	9/29/2017	—	56,150	61,154	—	2.3%	(z)

Total			$1,496,708	$1,731,412	$421,852	64.7%

(a)

The securities include Investment Funds, debt securities, and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets. The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.

(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	At March 31, 2022, the Fund has an additional outstanding unfunded commitment of $100 million related to a new Investment Fund.
(d)	Unfunded Commitments approximate their fair values.
(e)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(f)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(g)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(h)

Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.

(i)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(j)

Two-year lock-up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.

(k)

Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.

(l)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(m)

Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.

(n)	The Fund owns a non-voting majority interest in this private investment fund.
(o)	Shares are subject to a five-year lock-up for the initial capital commitment. Thereafter, the Fund will repurchase shares upon six months advancednoticeofa redemption request.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

(p)	Initiating the redemption process requires a written notification 45 days prior quarter end.
(q)	Shares are subject to an initial lockup period of one-year; with 60 day written notice.
(r)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(s)

Shares are subject to an initial lockup period of four-years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(t)	The first $50 million of shares purchased are subject to an initial lock-up period expiring in March 2027; thereafter redemptions are provided quarterly with 90 days prior written notice.
(u)

Shares are subject to an initial lockup period of five-years from date of acquisition. The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 90 days prior to the end of that quarter.

(v)

Shares are subject to a three-year lock up from issuance date. Thereafter, they are generally eligible for redemption as of March 31 of each year for notifications received by December 31 of the prior year.

(w)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(x)	The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter.
(y)

Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(z)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.

NOTE 11. AFFILIATED ISSUERS

The following table lists each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2022:

Affiliated Investment	Value at 03/31/21	Purchases	Income Distributions	Sales		Realized Gain/Loss	Change in App/Dep	Value at 03/31/2022	Shares Held at 03/31/2022
BTG Pactual Open Ended Core US Timberland Fund LP	$165,884,689	$95,000,000	$3,761,147	$—		$—	$22,195,449	$283,080,138	208,277
IFC Core Farmland Fund LP	65,899,602	31,282,444	2,346,594	—		(691,565)	10,853,361	107,343,842	92,113
Jamestown Timberland Fund.	93,873,183	30,000,000	—	—		—	9,071,112	132,944,295	105,662
US Core Farmland Fund LP	83,301,089	9,520,000	1,998,420	—		—	14,745,968	107,567,057	73,923
Versus Capital Real Assets Sub-REIT LLC	38,858,591	9,000,000	600,000	—		—	5,126,664	52,985,255	—
Versus Capital Real Assets Sub-REIT ll LLC	62,419,675	—	1,000,000	(500,000	)(a)	—	(765,225)	61,154,450	—

Total	$510,236,829	$174,802,444	$9,706,161	$(500,000)		$(691,565)	$61,227,329	$745,075,037

 (a) Represents a return of capital distribution.

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Adviser doesn’t believe there will be a material impact to the financial statements as a result of the rule.

In December 2020, the SEC adopted a final rule (Rule 2a-5) under the 1940 Act addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for the new rule. The Adviser doesn’t believe there will be a material impact to the financial statements as a result of the ASU.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2022 (continued)

NOTE 13. SUBSEQUENT EVENTS

The Fund offered to repurchase 5% of its outstanding shares, representing 5,080,519 shares, with respect to its May 20, 2022 Repurchase Offer. Shareholders actually tendered 1,878,665 total shares for repurchase. The Fund repurchased 1.9% of total tendered shares, representing approximately $51,100,000.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q, within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors (4)
Robert F. Doherty; 1964	Independent Director	Since inception	Chief Financial Officer of Sustainable Living Partners (2018 - present); Partner of Renova Capital Partners (2010 - present); Chief Financial Officer of Ensyn Corporation (2013-2018).	2	0
Jeffry A. Jones; 1959	Independent Director	Since inception	Principal of SmithJones, (Real Estate) (2008 to present).	2	0
Richard J. McCready; 1958	Lead Independent Director	Lead Independent Director (March 2020 - present); Independent Director since inception	President of The Davis Companies (2014 - present).	2	0
Paul E. Sveen; 1961	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020 - present); Chief Financial Officer of Paypal’s merchant lending platform (2018 - 2020); Chief Financial Officer of Swift Financial (2016 - 2018); Managing Partner of Pantelan Real Estate Services LLC (2013 - 2016).	2	0
Interested Directors (5)
Casey Frazier; 1977	Director; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 - present); Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 to present).	2	0

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

Name, Address, and Year of Birth (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
William R. Fuhs, Jr.; 1968	Chairman of the Board; President	Since inception	President of the Adviser (2010 - present); President of Versus Capital Multi- Manager Real Estate Income Fund LLC (2016 - present); Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 - 2016); Chief Financial Officer of the Adviser (2010 - 2016).	2	0
Mark D. Quam; 1970	Director; Chief Executive Officer	Since March 2019	Chief Executive Officer of the Adviser (2010 - present); Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2017 - present).	2	0

(1) The address of each member of the Board is: c/o Versus Capital Real Assets Fund LLC, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3) The term “Fund Complex” as used herein includes the Fund and Versus Capital Multi-Manager Real Estate Income Fund LLC.

(4) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(5) “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

Additional information about the Directors is available in the Fund’s Statement of Additional information.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

OFFICERS

The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; 1970	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2017 to present).
William R. Fuhs, Jr.; 1968	President	Since inception	President of the Adviser (2010 to present); President of Versus Capital Multi-Manager Real Estate Income Fund LLC (2016 to present); Chief Financial Officer of Versus Capital Multi- Manager Real Estate Income Fund LLC (2011 - 2016); Chief Financial Officer of the Adviser (2010 to 2016).
Casey Frazier; 1977	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2017 to present).
Dave Truex; 1983	Deputy Chief Investment Officer	Since November 2021	Deputy Chief Investment Officer of Versus Capital Multi- Manager Real Estate Income Fund LLC (November 2021 to Present); Deputy Chief Investment Officer of the Adviser (2017 to Present); Portfolio Manager for Colorado’s Public Employees Retirement Association (2013 to 2017).
Brian Petersen; 1970	Chief Financial Officer, Treasurer	Since August 2019

Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer and Treasurer of Versus Capital

Multi-Manager Real Estate Income Fund LLC, (August 2019 to present); Senior Vice President of OFI Global Asset Management, Inc. (January 2017 to May 2019); Vice President of OFI Global Asset Management, Inc. (2007-2017).

Dustin C. Rose; 1983	Assistant Treasurer	Since November 2021	Assistant Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC (November 2021 to Present); Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).
Steve Andersen; 1976	Chief Compliance Officer and Secretary	Since October 2018

Chief Risk Officer of the Adviser (February 2022 to present); Chief Compliance Officer of the Adviser and Versus Capital Multi-Manager Real Estate Income Fund LLC (October 2018 - present); Secretary of Versus Capital Multi-Manager Real Estate Income Fund LLC (December 2018 - present); Chief Operating Officer of the Adviser (October 2018 to January 2022); Vice President of Compliance at Janus Henderson Investors (August 2017 to August 2018); Assistant Vice President of Compliance at Janus Capital Group (January 2016 to August 2017); and Senior Compliance Manager at

Janus Capital Group (August 2011 to January 2016).

Jill Varner; 1990	Assistant Secretary	Since August 2020	Deputy Chief Compliance Officer of the Adviser (February 2022 to present); Assistant Secretary of Versus Capital Multi- Manager Real Estate Income Fund LLC (August 2020 to present); Director of Compliance and Operations of the Adviser (August 2019 to February 2022); Compliance Manager at Janus Henderson Investors (January 2019 to July 2019); Senior Compliance Analyst at Janus Henderson Investors (June 2017 to December 2018); and Senior Compliance Associate at Coleman Research Group (July 2013 to May 2017).

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

(1) The address of each officer of the Fund is: c/o Versus Capital Real Assets Fund LLC, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://www.versuscapital.com/wp-content/uploads/Versus-Capital-Code-of-Ethics.pdf

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $58,538 for 2021 and $59,500 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,817 for 2021 and $7,583 for 2022.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $78,355 for 2021 and $37,556 for 2022.

The nature of the services include the review of federal tax returns, state tax returns, foreign form filing requirements and related Fund tax implications.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $86,990 for 2021 and $101,528 for 2022.

The nature of the services include audit work for and review of federal and state tax returns of the registrant’s non-consolidated Sub-REIT investment subsidiaries.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002). The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $5,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0% for 2021 and 0% for 2022

(c) 0% for 2021 and 0% for 2022

(d) N/A

(f)	Not applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $169,162 for fiscal 2021 and $146,667 for fiscal 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to Versus Capital Advisors LLC (the “Adviser”), to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by other investment managers (“Sub-Advisers”), the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Investment Funds typically do not submit matters to investors for vote; however, if an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

• Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Lazard Asset Management LLC

Global Proxy Voting Policy

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of

Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

3.	Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

●	issues relating to the timing or conduct of annual meetings;
●	provisionary financial budgets and strategy for the current year;
●	proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
●

proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

●	changes to a company’s name.

2.	Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

●	there is no disclosure on the proposed amendments or full text of the amended bylaw; or
●	the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

3.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

●	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors[1];
●	a requirement that a substantial majority (e.g., 2/3) of a company’s directors be

1 However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.

independent;
●	a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
●	proposals seeking to de-classify a board;
●	the implementation of director stock retention/holding periods;
●

proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

●	changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
●

the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

●	proposals to require an independent board chair or the separation of chairman and CEO; and
●	establishment of shareholder advisory committees.

Lazard has Approved Guidelines generally to vote AGAINST the following:

●	proposals seeking to classify a board
●	the election of directors where the board does not have independent “key committees” or sufficient board independence;
●	non-independent directors who serve on key committees that are not sufficiently independent;
●	proposals relating to cumulative voting;
●

proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

●	release of restrictions on competitive activities of directors[2] if (a) there is a lack

2 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and

●

the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties[3].

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

●	proposals to adopt supermajority vote requirements or increase vote requirements;
●	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
●	“blank check” preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

3 For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

●	proposals to adjourn US meetings;
●	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
●	efforts to eliminate or restrict right of shareholders to act by written consent; and
●	proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

●	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
●	stock splits and reverse stock splits;
●	investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;[4]
●	requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
●	management proposals to adopt or amend dividend reinvestment plans; and
●	dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

4 Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

●	matters affecting shareholder rights, such as amending votes-per-share;
●	management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
●	the use of proceeds and the company’s past share issuances[5];
●	proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
●

loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

●

changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

●	the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
●	the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5.	Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

5 Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

Lazard has Approved Guidelines generally to vote FOR

●	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
●	proposals to submit severance agreements to shareholders for approval;
●	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
●	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
●	proposals to submit severance agreements to shareholders for approval;
●	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
●	annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

●	restricted stock plans that do not define performance criteria; and
●	proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

●	proposals to re-price underwater options;
●	annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
●	annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

6.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a case by case basis for these proposals.

7.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

●	asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
●	seeking the approval of anti-discrimination policies;
●	which are considered socially responsible agenda items;
●	which improve an investee company’s ESG risk management and related disclosures; and
●	deemed to be in the long-term interests of shareholders.

8.	Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

●	seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
●	seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
●	seek to improve the diversity of the board;
●	seek improved disclosures on the diversity of the board and the wider workforce;
●	seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
●	seek to eliminate or restrict severance agreements, or
●	are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

●	seek to infringe excessively on management’s decision-making flexibility;
●	seek to establish additional board committees (absent demonstrable need);
●	seek to establish term limits for directors if this is unnecessary;
●	seek to change the size of a board (unless this facilitates improved board diversity);
●	seek to require two candidates for each board seat; or
●	are considered not to be in the long-terms interests of shareholders.

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

●

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

●	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
●	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
●	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.	Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Revised As of April 1, 2022

BROOKFIELD INVESTMENT MANAGEMENT INC. (“BROOKFIELD” OR “PSG”)

PROXY VOTING POLICY AND PROCEDURES

Effective and Approved as of AUGUST 23, 2018

Brookfield Public Securities Group and its subsidiaries (collectively referred to as “PSG”) have adopted this policy and procedures to guide PSG’s voting of proxies related to securities for the client accounts over which PSG has been delegated and/or granted proxy voting authority (“PSG Proxy Voting Policy and Procedures”).

Below is a summary of the PSG Proxy Voting Policy and Procedures, including additional information regarding how environmental, social and governance (“ESG”) factors are considered with respect to relevant proxy voting proposals as detailed in Exhibit A.

Policy

It is the policy of PSG to vote proxies consistent with its fiduciary duty, the PSG Proxy Voting Policy and Procedures, the best interests of its clients (with the economic interests of its clients as the primary consideration), and the PSG Proxy Voting Guidelines (as detailed below).

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS
Proxy Voting Committee

●   PSG’s proxy voting committee (“PSG Proxy Voting Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of proxies relating to securities held in client accounts.

●   The PSG Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations, and Investment Teams. The Proxy Voting Committee members are:

●   PSG has engaged a third- party proxy voting agent, Institutional Shareholder Services Inc. (“ISS”) to act as agent for PSG to vote proxies.

●   The PSG Proxy Voting Committee oversees the third-party proxy voting agent’s compliance with the PSG Proxy Voting Policy and Procedures, including any deviations by the proxy voting agent from the third- party proxy voting guidelines (“PSG Proxy Voting Guidelines”).

●   In connection with PSG’s due diligence of ISS, and the review of ISS’ proxy voting guidelines, PSG has determined it is appropriate to adopt the ISS proxy voting guidelines as the basis for how proxy

●   Representatives of the PSG Proxy Voting Committee monitor the actions taken by the third- party proxy voting agent through its online data portal.

●   PSG will, on an annual basis, perform due diligence of ISS to:

○   Address any material deficiencies in the execution of ISS’ duties on behalf of PSG and its client accounts

○   Discuss or propose any changes or additions to the services provided

○   Discuss any material business issues of ISS which may

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS
● Brian Hourihan, Chief Compliance Officer & Regulatory Counsel ● Tim McNamara, Vice President ● Peter Pages, Director ● Adam Sachs, Director ● Tim Gudex, Vice President ● Mary Galvin, Vice President

proposals are evaluated and voted upon. PSG believes that by having an independent third party’s framework and analysis to support PSG’s assessments of proxy proposals ensures that all proxy voting decisions are made in the best interests of PSG’s investment clients, including pooled investment funds. The ISS proxy voting guidelines are published annually and permit PSG to review and incorporate current views and thinking with respect to ESG and other matters and enables PSG to follow industry best practices.

impact the services it provides to PSG.
Administration and Voting of Proxies
Fiduciary duty, objective, and appointment of Agent

●   As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its clients to monitor corporate events and to vote proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes proxies in a uniform manner for its Clients and in accordance with this Policy and Procedures and the PSG Proxy Voting Guidelines.

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

●   In meeting its fiduciary duty, PSG generally views proxy voting as enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the PSG Proxy Voting Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests its Clients.

Material conflicts of interest

●   PSG votes proxies without regard to any other business relationship between PSG and the company to which the proxy relates.

●   PSG will seek to identify material conflicts of interest that may arise between a portfolio company for which it votes proxies (“Company”) and PSG, such as the following relationships:

○   PSG provides or is seeking to provide material investment advisory or other services to a portfolio company or its affiliates whose management is soliciting proxies;

○   PSG serves as an investment advisor to the pension or other investment account of the Company or PSG is

●   In each of these situations, voting against the Company management’s recommendati on may cause PSG a loss of revenue or other benefit.

●   If ISS provides ESG services to a Company, a conflict of interest may exist which could influence ISS to recommend voting in accordance with management recommendation.

●   PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the PSG Proxy Voting Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

○   If the proposal that gives rise to a material conflict is specifically addressed in the PSG Proxy Voting Guidelines, PSG will vote the proxy in accordance with the PSG Proxy Voting Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

○   If the previous procedure does not provide an appropriate voting

●   Periodically, the Compliance Department will review for conflicts of interest that may exist between its Clients and Companies in its investment universe. If such conflicts are identified, voting records will be reviewed to determine that votes were cast independently, as outlined in the PSG Proxy Voting Policy and Procedures.

seeking to serve in that capacity; or

o PSG and the Company have a lending or other financial relationship.

●  PSG must identify and assess material conflicts of interest which may arise between ISS and any portfolio company to which ISS provides ESG services. This includes both initial and ongoing assessments (as ISS’s business and/or policies and procedures regarding conflicts of interest may change over time). For the ongoing assessment, PSG will establish and implement measures reasonably designed to identify and address conflicts that may arise, such as by requiring ISS to update PSG of changes to ISS conflict policies and procedures or business changes PSG considers relevant.

recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the PSG Proxy Voting Committee may direct PSG to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.

Certain foreign securities

●   Proxies relating to foreign securities held by Clients are also subject to the PSG Proxy Voting Policy and Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as

“share-blocking.” If PSG votes on the

●   In determining whether to vote proxies subject to such restrictions, PSG, in consultation with the PSG Proxy Voting Committee, considers whether the vote, either or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If PSG votes a proxy, and during the “share-blocking period”

PSG would like to sell the

● At least one member of the PSG Compliance Department will serve as a member of the Proxy Voting Committee.
proxy, share- blocking may prevent PSG from selling the shares of the foreign security for a period.	affected foreign security, PSG, in consultation with the PSG Proxy Voting Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

Fund Board Reporting and Recordkeeping

PSG will maintain and preserve all books and records in accordance with the policies set forth in the PSG and Funds’ Compliance Manual

●   PSG will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

○   any issues arising under the PSG Proxy Voting Policy and Procedures since the last report to the Funds’ Boards of Directors/ Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the PSG Proxy Voting Policy and Procedures; and

○   any proxy votes made by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from the PSG Proxy Voting Policy and Procedures, with reasons for any such deviations.

○   • In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any

● PSG Books and Records Policy and Procedures ● Investment Company Act of 1940 ● Investment Advisers Act of 1940

●   PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

○   The PSG Proxy Voting Policy and Procedures, as amended from time to time;

○   records of votes cast with respect to proxies, reflecting the information required to be included in Form N-PX, as applicable;

○   records of written client requests for proxy voting information and any written responses of PSG to such requests; and

○   any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision

● See PSG Books and Records Policy and Procedures.

recommended changes based upon PSG’s experience under the PSG Proxy Voting Policy and Procedures, evolving industry practices and developments in the applicable laws or regulations.

Amendments to these procedures

The PSG Proxy Voting Committee shall periodically review and update the PSG Proxy Voting Policies and Procedures as necessary. Any amendments to the PSG Proxy Voting Policy and Procedures (including the PSG Proxy Voting Guidelines) shall be provided to the Boards of Directors of the Brookfield Funds for review and| approval.

PSG Proxy Voting Guidelines

PSG’s Proxy Voting Guidelines are available upon request

Exhibit A

Proxy Voting on Environmental, Social and Governance (“ESG”) Issues

PSG believes that well-governed companies with a demonstrated commitment, not only to their shareholders and creditors, but also to other stakeholders are better positioned to realize long-term value and generate sustainable returns for investors. As such, PSG considers ESG issues to be an important consideration for both investment decision-making and evaluating proxy proposals as prominently reflected in PSG’s Proxy Voting Guidelines.

ESG can cover a broad range of issues under PSG’s Proxy Voting Guidelines. PSG’s approach is to focus on what is in the best interest of PSG’s clients and client accounts, assessing how the proxy voting proposal may enhance or protect shareholder value in both the short and/or long term, within the context of the regulatory environment, the history of the company in addressing the issue, and the company’s approach when compared to its peers. PSG will also consider if additional disclosure is required, and whether doing so would place the company at a competitive disadvantage by revealing proprietary or confidential information.

Due to the nature and complexity of each issue under ESG, PSG generally votes on a case-by-case basis following an analysis of the proxy proposal provided by ISS to the PSG operations team who in turn seek the opinion of the appropriate PSG portfolio management team. Based on a review of ISS’s recommendations, and PSG’s internal analysis, a decision will be made by PSG’s portfolio management team to either vote based on ISS’s voting recommendations or cast a different vote if PSG has identified it would be in the best interest of its clients or client accounts to do so.

PSG’s Proxy Voting Guidelines include the following ESG proxy categories:

•	Animal welfare

•	Charitable contributions

•	Climate change including GHC emissions

•	Consumer issues including potentially controversial business practices

•	Data security, privacy and internet issues

•	Diversity on board of directors

•	Energy efficiency reporting and use of renewable energy

•	Equality of opportunity

•	ESG compensation related proposals

•	Facility and workplace safety

•	Gender identity, sexual orientation and domestic partner benefits

•	General environmental proposals and community impact assessments

•	Genetically modified ingredients

•	Human rights proposals

•	Hydraulic fracturing

•	Lobbying

•	Operations in high-risk markets/areas

•	Operations on environmentally protected areas

•	Outsourcing and offshoring

•	Pharmaceutical pricing and access

•	Political contributions

•	Political ties

•	Product safety, toxic/hazardous materials

•	Recycling

•	Sustainability reporting

•	Tobacco related proposals

•	Water issues

•	Weapons and military sales

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2022, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Bill Fuhs	President	Inception	President of Versus Capital Advisors. Mr. Fuhs is a member of the Versus Investment Committee. He has served as the President since joining the Adviser in 2010.
Dave Truex, CFA	Deputy Chief Investment Officer	August 2017

Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers

Lazard Asset Management LLC

The Adviser has engaged Lazard Asset Management, LLC (“Lazard”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. Lazard utilizes a team approach with Jai Jacob and Terence Brennan primarily responsible for managing the firm’s multi-asset portfolios.

Name	Title	Since	Recent Experience
Jai Jacob	Managing Director, Portfolio Manager	1998	Mr. Jacob is Managing Director and Portfolio Manager of Lazard. Mr. Jacob has been with the firm since 1998.
Terence Brennan	Director, Portfolio Manager	2016	Mr. Brennan is Director and Portfolio Manager of Lazard. Mr. Brennan has been with the firm since 2016. Prior to joining Lazard, Mr. Brennan was a Portfolio Manager at Deutsche Asset Management.

Brookfield Public Securities Group, LLC

Brookfield Public Securities Group LLC (“Brookfield”) serves as a sub-adviser for the Fund and has been managing real asset related securities for 32 years. Brookfield is a wholly-owned, indirect subsidiary of Brookfield Asset Management Inc (“BAM”). Larry Antonatos and Gaal Surugeon are primarily responsible for the day-to-day management of the Fund’s assets allocated to Brookfield.

Name	Title	Since	Recent Experience
Larry Antonatos	Managing Director, Portfolio Manager	2011	Mr. Antonatos is Managing Director and Portfolio Manager for Brookfield. Mr. Antonatos has been with the firm since 2011.
Gaal Surugeon, CFA	Managing Director, Portfolio Manager	2019

Mr. Surugeon is Managing Director and Portfolio Manager for Brookfield. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and Director of Asset Allocation and Research.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of

Interest

As of March 31, 2022, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	1	$3.19 billion	4	$1.5 million	0	N/A
William Fuhs	1	$3.19 billion	4	$1.5 million	0	N/A
Dave Truex, CFA	1	$3.19 billion	4	$1.5 million	0	N/A
Performance Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)
Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
William Fuhs	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Multi-Manager Real Estate Income Fund LLC, a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. Given the significant differences in the investment objectives of the other Client Accounts, the Adviser expects it to be very rare that the Fund and another Client Account will have overlapping portfolio holdings or that an investment opportunity will be appropriate for both portfolios. The Adviser therefore does not believe that it has material conflicts of interest in allocating investment opportunities to the Fund. Nevertheless, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest. See “Conflicts of Interest – The Adviser, the Sub-Advisers, and the Private Fund Managers” below for an additional discussion of the Adviser’s conflicts of interest.

Sub-Advisers

Lazard Asset Management LLC

As of March 31, 2022, in addition to the Fund, Lazard’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Jai Jacob	4	$618 million	7	$1,092 million	7	$518 million
Terence Brennan	1	$47 million	1	$122.8 million	1	167.8 million

Performance Fee-Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jai Jacob	0	N/A	0	N/A	0	N/A
Terence Brennan	4	N/A	0	N/A	0	N/A

Conflicts of Interest

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund may be subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Brookfield Public Securities Group, LLC

As of March 31, 2022, in addition to the Fund, Brookfield’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets of Other Pooled Investment Vehicles	Number	Total Assets of Other Accounts
Larry Antonatos and Gaal Surugeon	4	$1.166 billion	7	$1.981 billion	3	$385 million

Performance Fee Based Fee Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Larry Antonatos and Gaal Surugeon	0	0	0	0	0	0

Conflicts of Interest

In the course of our normal business, Brookfield may encounter situations where Brookfield faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its personnel diverge from those of a client or when Brookfield or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Brookfield believes managing perceived conflicts is as important as managing actual conflicts.

A list of potential conflicts can be found in the Brookfield Public Securities Group LLC’s Form ADV, Part 2A.

(a)(3)   Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier, and includes William Fuhs and David Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary and a discretionary bonus.

Sub-Advisers

Lazard Asset Management LLC

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Brookfield Public Securities Group, LLC

Brookfield incentivizes its professionals by providing competitive compensation packages designed to strategically align employee, client and firm interests. Compensation packages typically include an attractive and appropriate balance of base salary and cash bonus; investment personnel also receive incentive-oriented compensation tied to client-generated performance fees for certain strategies.

Specifically, investment team member compensation is assessed over an appropriate time horizon (up to three years) and is based on an employee’s investment decisions relative to the performance of his or her respective area of sector/geographical coverage, in addition to the team’s performance relative to the benchmark and on an absolute basis. Team members are incentivized by an annual discretionary bonus, which is largely derived from their long-only product investment decisions. Investment team members share in an additional bonus pool to the extent that the team generates incentive fees in certain strategies.

To aid in retention, portfolio managers, senior analysts and other key personnel receive a portion of their bonus in the form of deferred compensation through Brookfield’s Long-Term Incentive Plan (“LTIP”). LTIP compensation is invested in PSG’s funds with a multi-year vesting schedule. LTIP deferred compensation amounts are approved annually by Brookfield’s Board of Directors. To securely align Brookfield professionals’ interests with those of its clients, the primary factor influencing compensation amount is achievement of client objectives. Relative performance of all strategies and clients is also taken under serious consideration.

(a)(4)  Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
William R. Fuhs, Jr.	$500,001-$1,000,000
Casey Frazier	$500,001-$1,000,000
David Truex	$10,001-$50,000

Sub-Advisers

Lazard Asset Management LLC

As of March 31, 2022, Lazard’s portfolio managers did not beneficially own any shares of the Fund.

Brookfield Public Securities Group, LLC

As of March 31, 2022, Brookfield’s portfolio manager did not beneficially own any shares of the Fund.

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1) Not applicable.

(a)(2)(2) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Versus Capital Real Assets Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	6/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	6/1/2022

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date	6/1/2022

* Print the name and title of each signing officer under his or her signature.